UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2014

DORAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Puerto Rico	001-31579	66-0312162
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico	00920-2717
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 474-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 9, 2014 (the “Closing Date”), Abbey Depositor Inc. (“Depositor”), a Delaware corporation and wholly-owned subsidiary of Doral Bank, closed on the sale of approximately $429,346,919 aggregate principal amount of its PR Mortgage Loan Trust 2014-1 Mortgage Pass-Through Certificates, Series 2014-1 (the “Certificates”) to Barclays Inc. (the “Purchaser”) pursuant to a certificate purchase agreement dated September 5, 2014 (the “Certificate Purchase Agreement”) by and among Depositor, the Purchaser, and Doral Bank, acting through its New York branch (“Doral Bank”). The Certificates evidence undivided beneficial ownership interests in PR Mortgage Loan Trust 2014-1 (the “Trust”), which consists of approximately 4,178 seasoned, fixed rate and fully amortizing, first lien residential mortgage loans having a total principal balance of approximately $429,346,919 (the “Mortgage Loans”). Doral Bank is a wholly-owned subsidiary of Doral Financial Corporation (collectively with its subsidiaries, the “Company”).

The Mortgage Loans were sold on the Closing Date to Depositor by Doral Bank pursuant to a mortgage loan sale agreement dated as of August 1, 2014 and Depositor in turn transferred the Mortgage Loans to Citibank, N.A., as trustee (the “Trustee”) for the Trust for the benefit of the certificateholders pursuant to a pooling and servicing agreement dated as of August 1, 2014 (the “Pooling and Servicing Agreement”) among Depositor, Nationstar Mortgage LLC, in its capacity as master servicer (the “Master Servicer”), and the Trustee.

The Master Servicer will monitor the servicing of the Mortgage Loans in accordance with the Pooling and Servicing Agreement. Doral Bank, in its capacity as initial servicer (the “Initial Servicer”), and Scotiabank de Puerto Rico, a subsidiary of Bank of Nova Scotia, as successor servicer (the “Successor Servicer”), will service the Mortgage Loans in accordance with a securitization servicing agreement dated as of August 1, 2014 among the Initial Servicer, the Successor Servicer, Depositor, the Trustee and the Master Servicer.

The sale of the Certificates to the Purchaser will result in proceeds to Doral Bank of approximately $423.4 million prior to deducting transactional expenses but net of a hold back of approximately $8,586,938 to cover (i) repurchases by Doral Bank of any Mortgage Loans as to which endorsements of the related mortgage notes are not completed within ten (10) business days following the Closing Date and (ii) if applicable, reimbursement of any costs and expenses of the Successor Servicer incurred in connection with its actions pursuant to the limited power of attorney executed by Doral Bank in favor of the Successor Servicer on the Closing Date.

The Certificates have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), the Puerto Rico Uniform Securities Act, as amended, or registered or qualified under any applicable state securities laws.

The Certificate Purchase Agreement includes customary representations, warranties and covenants by Depositor and Doral Bank. Additionally, under the terms of the Certificate Purchase Agreement, Depositor has agreed to indemnify the Purchaser and the Purchaser has agreed to indemnify Depositor, in each case, against certain liabilities, including liabilities under the Securities Act.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of, and subject to the protection of, the Private Securities Litigation Reform Act of 1995, as amended. In addition, the Company may make forward-looking statements in its other press releases, filings with the Securities and Exchange Commission (the “SEC”) or in other public or shareholder communications and its senior management may make forward-looking statements orally to analysts, investors, the media and others.

These forward-looking statements may relate to the Company’s financial condition, results of operations, plans, objectives, future performance and business, including, but not limited to, statements with respect to the adequacy of the allowance for loan and lease losses, delinquency trends, market risk and the impact of general economic conditions, interest rate changes, capital markets conditions, capital adequacy and liquidity, and the effect of legal or regulatory proceedings, tax legislation and tax rules, deferred tax assets and related reserves, the ability to collect the monies due to the Company or its subsidiaries from the Commonwealth of Puerto Rico, compliance and regulatory matters and new accounting standards and guidance on the Company’s financial condition and results of operations. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts, but instead represent the Company’s current expectations regarding future events. Such forward-looking statements may be generally identified by the use of words or phrases such as “would be,” “will allow,” “intends to,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “believe,” “expect,” “predict,” “forecast,” “anticipate,” “plan,” “outlook,” “target,” “goal,” and similar expressions and future conditional verbs such as “would,” “should,” “could,” “might,” “can” or “may” or similar expressions.

The Company cautions readers not to place undue reliance on any of these forward-looking statements since they speak only as of the date made and represent the Company’s expectations of future conditions or results and are not guarantees of future performance. The Company does not undertake and specifically disclaims any obligations to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of those statements other than as required by law, including the requirements of applicable securities laws.

Forward-looking statements are, by their nature, subject to risks and uncertainties and changes in circumstances, many of which are beyond the Company’s control. Risk factors and uncertainties that could cause the Company’s actual results to differ materially from those described in forward-looking statements can be found in the Company’s Annual Report on Form 10-K, which was filed with the SEC on March 21, 2014 and is available on the Company’s website at www.doralbank.com, as updated from time to time with the Company’s periodic and other reports filed and to be filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION

Date: September 9, 2014	By:	/s/ Enrique R. Ubarri Enrique R. Ubarri Executive Vice President and General Counsel